MRC Global

3Q 2024 Earnings Presentation

November 5, 2024







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated November 5, 2024.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary - Financial Highlights

3Q 2024

Strong Balance Sheet

3Q24 Results

- Cash flow from operations of $96 million in 3Q24 and $197 million through third quarter 2024
- Solid liquidity position of $547 million
- Net working capital to sales of 14.3% - a new company record low

4Q24 Update

- Issued a new Term Loan B maturing in October 2031
- Repurchased the preferred stock in October – accretive to earnings & cash flow
- Pro forma leverage ratio of 1.7x
- In the process of extending the maturity of the ABL to 2029 – expected to close in mid-November

Solid Margins

- Adjusted EBITDA of $48 million
- Adjusted EBITDA margin percentage of 6.0%
- Adjusted Gross Profit percentage of 20.8%

In-line Revenue

- Revenue of $797 million, down 4% sequentially, in-line with expectations
- Gas Utilities sector up sequentially

Working Capital Efficiency Record

- Net working capital to sales ratio of 14.3% - a new company record low

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated November 5, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Third Quarter 2024 Results – Key Metrics

Revenue Generation
- Revenue $797M
  - 4% above 2Q24
  - 11% below 3Q23

Debt Management
- Total Debt $85M; Pro forma $433M
- Net debt $23M; Pro forma $371
- Leverage ratio 0.1x; Pro forma 1.7x

Cost Control
- SG&A 15.4% of revenue
- Adjusted SG&A 15.4% of revenue

Working Capital Efficiency
- Net working capital to sales ratio 14.3% *- a new record low*

Profitability
- Net income attributable to common stockholders $23M
- Adjusted EBITDA $48M or 6.0% of revenue

Cash Generation & Liquidity
- Cash generated from operations $96M
- Liquidity $547M

Gross Margin
- Gross profit percentage 20.1%
- Adjusted gross profit percentage 20.8%

Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Pro forma as of 9/30/24.

Third Quarter 2024 Results – Sequential Changes

SEGMENT: Revenue Highlights 3Q24 vs. 2Q24

U.S.: Decreased **$33 million**, or **5%,** as the PTI and DIET sectors declined partially offset by an increase in the Gas Utilities sector. The PTI sector decreased $21 million, or 10%, primarily due to the completion of projects in the second quarter and slowing oilfield activity partially offset by an increase in sales related to a new customer contract. The DIET sector decreased $18 million, or 10%, primarily as a result of non-repeating projects. The U.S. Gas Utilities sector, which increased $6 million, or 2%, was driven by increased customer spending due to seasonal increases and normalizing buying patterns.

Canada: Sales decreased by **$7 million** due to the PTI sector.

International: Increased **$5 million**, or **4%**, as both the PTI and DIET sectors grew. The PTI sector increased as a result of projects in Europe, Asia and Australia, while the DIET sector increased due to project work in Europe and the Middle East as well as turnaround activity in Europe and Asia.

SECTOR: Revenue Highlights 3Q24 vs. 2Q24

Gas Utilities: Increased **$8 million**, or **3%**, driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Decreased **$20 million**, or **7%**, due to declines in the U.S. and Canada segments partially offset by the International segment.

Production & Transmission Infrastructure: Decreased **$23 million**, or **8%**, due to declines in the U.S. and Canada segments partially offset by an increase in the International segment.

Quarterly Financial Performance - GAAP

($ millions, except per share data)


SALES
$888
$832
$797
$2,644
$2,435
3Q23
2Q24
3Q24
YTD 2023
YTD 2024


GROSS PROFIT & % MARGIN
$183
$173
$160
$537
$496
20.6%
20.8%
20.1%
20.3%
20.4%
3Q23
2Q24
3Q24
YTD 2023
YTD 2024


NET INCOME & % MARGIN
$35
$30
$29
$93
$78
3.9%
3.6%
3.6%
3.5%
3.2%
3Q23
2Q24
3Q24
YTD 2023
YTD 2024


DILUTED EPS
$0.33
$0.28
$0.27
$0.88
$0.70
3Q23
2Q24
3Q24
YTD 2023
YTD 2024

Quarterly Financial Performance - Adjusted

($ millions, except per share data)

ADJUSTED GROSS PROFIT & % MARGIN[1]


$189
$184
$166
$564
$524
21.3%
22.1%
20.8%
21.3%
21.5%
3Q23
2Q24
3Q24
YTD 2023
YTD 2024

ADJUSTED EBITDA & % MARGIN[1]


$70
$65
$48
$202
$170
7.9%
7.8%
6.1%
7.6%
7.0%
3Q23
2Q24
3Q24
YTD 2023
YTD 2024

ADJUSTED DILUTED EPS[1]


$0.32
$0.31
$0.22
$0.90
$0.73
3Q23
2Q24
3Q24
YTD 2023
YTD 2024

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$303
$152
$85
3Q23
2Q24
3Q24

	3Q23	2Q24	3Q24
Net Debt[1]:	$251	$103	$23
Net Leverage[2]:	0.9x	0.4x	0.1x

CAPITAL STRUCTURE

September 30, 2024	
Cash and Cash Equivalents	$ 62
Total Debt (including current portion):	
Global ABL Facility due 2026	85
Total Debt	$ 85
Preferred stock	355
Common stockholders' equity	557
Total Capitalization	**$ 997**
Liquidity	**$ 547**

CASH FLOW PROVIDED BY (USED IN) OPERATIONS


$102
$63
$96
$92
$197
3Q23
2Q24
3Q24
YTD 2023
YTD 2024

WORKING CAPITAL TO SALES RATIO[3]


16.6%
15.5%
14.3%
3Q23
2Q24
3Q24

1. Net debt is calculated as total debt less Cash. See reconciliation in the appendix.
2. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
3. Working capital to sales ratio is defined as working capital (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Financial Outlook

2024 Targets – 3Q24 Update
Profitability
• Revenue – fourth quarter down upper single-digits from third quarter
• Adjusted Gross Profit – approximately 21% for 4Q24
• SG&A – fourth quarter expected to be at similar level to 3Q24
Cash Flow
• Capital expenditures – approximately $35 million for 2024 – includes ERP system
• Cash flow from operations – $220 million or more for full year 2024

Note: See our Current Report on Form 8-K dated November 5, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals





- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization despite near-term destocking
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong long-term traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefiting our Production and Transmission Infrastructure sector
- Diligent working capital management enables unlocking cash from the balance sheet

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2024		June 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 797		$ 832		$888		$ 2,435		$2,644	
Gross profit	$ 160	20.1%	$ 173	20.8%	$183	20.6%	496	20.4%	$537	20.3%
Depreciation and amortization	6		5		5		16		15	
Amortization of intangibles	5		5		5		15		15	
Increase in LIFO reserve	(5)		1		(4)		(3)		(3)	
Adjusted Gross Profit	$ 166	20.8%	$ 184	22.1%	$189	21.3%	$ 524	21.5%	$564	21.3%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 5, 2024.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	September 30, 2024		June 30, 2024		September 30, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 797		$ 832		$888	
SG&A	$ 123	15.4%	$ 126	15.1%	$126	14.2%
Facility closures	-		(1)		-	
Activism response, legal and consulting fees	-		(1)		-	
Customer settlement	-		-		(3)	
Adjusted SG&A	$ 123	15.4%	$ 124	14.9%	$ 123	13.9%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated November 5, 2024.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2024		June 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 797		$832		$888		$ 2,435		$2,644	
Net income	$ 29	3.6%	$ 30	3.6%	$35	3.9%	$ 78	3.2%	$93	3.5%
Income tax expense	3		12		14		23		37	
Interest expense	4		7		9		19		26	
Depreciation and amortization	6		5		5		16		15	
Amortization of intangibles	5		5		5		15		15	
Facility closures	-		1		-		1		-	
(Decrease) Increase in LIFO reserve	(5)		1		(4)		(3)		(3)	
Equity-based compensation expense	4		3		3		11		10	
Activism response, legal and consulting costs	-		1		-		4		-	
Write-off of debt issuance costs	-		-		-		1		-	
Customer settlement	-				3		-		3	
Asset disposal	-		-		-		1		1	
Non-recurring IT related professional fees	-		-		-		-		1	
Foreign currency losses	2		-		-		4		4	
Adjusted EBITDA	$ 48	6.0%	$ 65	7.8%	$ 70	7.9%	$ 170	7.0%	$ 202	7.6%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 5, 2024.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2024		June 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share (1)	Amount	Per Share*	Amount	Per Share (1)
Net income attributable to common stockholders	$ 23	$ 0.27	$ 24	$ 0.28	$29	$ 0.33	$ 60	$ 0.70	$75	$ 0.88
Facility closures, net of tax	-	-	1	0.01	-	-	1	0.01	-	-
Asset disposal, net of tax	-	-	-	-	-	-	1	0.01	1	0.01
Activism response, legal and consulting costs, net of tax	-	-	1	0.01	-	-	3	0.03	-	-
(Decrease) Increase in LIFO reserve, net of tax	(4)	(0.05)	1	0.01	(3)	(0.03)	(2)	(0.02)	(2)	(0.02)
Non-recurring IT related professional fees, net of tax	-	-	-	-	-	-	-	-	1	0.01
Customer settlement, net of tax					2	0.02	-	-	2	0.02
Adjusted net income attributable to common stockholders	$ 19	$ 0.22	$ 27	$ 0.31	$ 28	$ 0.32	$ 63	$ 0.73	$ 77	$ 0.90

* Does not foot due to rounding

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 5, 2024.

(1) Earnings per share represents diluted earnings per share. For the three months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $35 million divided by 105.9 million shares. For the nine months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $93 million divided by 105.8 million shares.

Net Debt & Leverage Ratio Calculation

($ millions)	Pro forma September 30, 2024	September 30, 2024	June 30, 2024	September 30, 2023
Long-term debt	$ 429	$ 85	$ 152	$ 300
Plus: current portion of debt obligations	4	-	-	3
Total debt	433	$ 85	$ 152	$ 303
Less: cash	62	62	49	52
Net debt	$ 371	$ 23	$ 103	$ 251
Net debt	$ 371	$ 23	$ 103	$ 251
Trailing twelve months adjusted EBITDA	218	218	240	268
Leverage ratio	1.7x	0.1x	0.4x	0.9x
Preferred stock	-	355	355	355
Net debt including preferred stock	NA	378	458	606
Trailing twelve months adjusted EBITDA	NA	218	240	268
Leverage ratio including preferred stock	NA	1.7x	1.9x	2.3x

Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 5, 2024.